POWER OF ATTORNEY

STATE OF KANSAS     )
                    ) ss.
COUNTY OF SHAWNEE   )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Thomas R. Clevenger, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SECURITY VARIABLE ANNUITY ACCOUNT VIII (VARIFLEX SIGNATURE) with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 1998.

                                     THOMAS R. CLEVENGER
                                     -------------------------------------------
                                     Thomas R. Clevenger

SUBSCRIBED AND SWORN to before me this 3rd day of March, 1998.

                                     ANNETTE E. CRIPPS
                                     -------------------------------------------
                                     Notary Public

My Commission Expires:

           7/8/2001
-------------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS     )
                    ) ss.
COUNTY OF SHAWNEE   )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Sister Loretto Marie Colwell, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SECURITY VARIABLE ANNUITY ACCOUNT VIII (VARIFLEX SIGNATURE) with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 1998.

                          SISTER LORETTO MARIE COLWELL
                          -------------------------------------------
                          Sister Loretto Marie Colwell

SUBSCRIBED AND SWORN to before me this 3rd day of March, 1998.

                          Annette E. Cripps
                          -------------------------------------------
                          Notary Public

My Commission Expires:

           7/8/2001
--------------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS     )
                    ) ss.
COUNTY OF SHAWNEE   )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, John C. Dicus, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SECURITY VARIABLE ANNUITY ACCOUNT VIII (VARIFLEX SIGNATURE) with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 1998.

                                  JOHN C. DICUS
                                  -------------------------------------------
                                  John C. Dicus

SUBSCRIBED AND SWORN to before me this 3rd day of March, 1998.

                                  Annette E. Cripps
                                  -------------------------------------------
                                  Notary Public

My Commission Expires:

           7/8/2001
--------------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS     )
                    ) ss.
COUNTY OF SHAWNEE   )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Steven J. Douglass, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SECURITY VARIABLE ANNUITY ACCOUNT VIII (VARIFLEX SIGNATURE) with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 1998.

                                 STEVEN J. DOUGLASS
                                 -------------------------------------------
                                 Steven J. Douglass

SUBSCRIBED AND SWORN to before me this 3rd day of March, 1998.

                                 ANNETTE E. CRIPPS
                                 -------------------------------------------
                                 Notary Public

My Commission Expires:

           7/8/2001
--------------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Howard R. Fricke, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SECURITY VARIABLE ANNUITY ACCOUNT VIII (VARIFLEX SIGNATURE) with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 1998.

                                   HOWARD R. FRICKE
                                   -------------------------------------------
                                   Howard R. Fricke

SUBSCRIBED AND SWORN to before me this 3rd day of March, 1998.

                                   ANNETTE E. CRIPPS
                                   -------------------------------------------
                                   Notary Public

My Commission Expires:

           7/8/2001
--------------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, W. W. Hanna, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SECURITY VARIABLE ANNUITY ACCOUNT VIII (VARIFLEX SIGNATURE) with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 1998.

                                W. W. HANNA
                                -------------------------------------------
                                W. W. Hanna

SUBSCRIBED AND SWORN to before me this 3rd day of March, 1998.

                                ANNETTE E. CRIPPS
                                -------------------------------------------
                                Notary Public

My Commission Expires:

           7/8/2001
--------------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS      )
                     ) ss.
COUNTY OF SHAWNEE    )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, John E. Hayes, Jr., being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SECURITY VARIABLE ANNUITY ACCOUNT VIII (VARIFLEX SIGNATURE) with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 1998.

                                  JOHN E. HAYES, JR.
                                  -------------------------------------------
                                  John E. Hayes, Jr.

SUBSCRIBED AND SWORN to before me this 3rd day of March, 1998.

                                  ANNETTE E. CRIPPS
                                  -------------------------------------------
                                  Notary Public

My Commission Expires:

           7/8/2001
--------------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Laird G. Noller, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SECURITY VARIABLE ANNUITY ACCOUNT VIII (VARIFLEX SIGNATURE) with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 1998.

                                     LAIRD G. NOLLER
                                     -------------------------------------------
                                     Laird G. Noller

SUBSCRIBED AND SWORN to before me this 3rd day of March, 1998.

                                     ANNETTE E. CRIPPS
                                     -------------------------------------------
                                     Notary Public

My Commission Expires:

           7/8/2001
--------------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Frank C. Sabatini, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SECURITY VARIABLE ANNUITY ACCOUNT VIII (VARIFLEX SIGNATURE) with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 1998.

                                     FRANK C. SABATINI
                                     -------------------------------------------
                                     Frank C. Sabatini

SUBSCRIBED AND SWORN to before me this 3rd day of March, 1998.

                                     ANNETTE E. CRIPPS
                                     -------------------------------------------
                                     Notary Public

My Commission Expires:

           7/8/2001
--------------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS     )
                    ) ss.
COUNTY OF SHAWNEE   )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Robert C. Wheeler, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SECURITY VARIABLE ANNUITY ACCOUNT VIII (VARIFLEX SIGNATURE) with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 1998.

                                  ROBERT C. WHEELER
                                  -------------------------------------------
                                  Robert C. Wheeler

SUBSCRIBED AND SWORN to before me this 3rd day of March, 1998.

                                  ANNETTE E. CRIPPS
                                  -------------------------------------------
                                  Notary Public

My Commission Expires:

           7/8/2001
--------------------------------